Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407



                               September 10, 2004

TO THE STOCKHOLDERS OF BUCKEYE TECHNOLOGIES INC.

         You are cordially invited to attend the annual meeting of stockholders of Buckeye Technologies Inc. to be held on Thursday, October 28, 2004 at 5:00 p.m. Central Time, at our headquarters, 1001 Tillman Street, Memphis, Tennessee. At the meeting, you will be asked to consider the matters described in the enclosed proxy statement.

         In connection with the meeting, we are enclosing a notice of annual meeting of stockholders, a proxy statement, and a form of proxy. Please complete the enclosed form of proxy so that your shares can be voted if you do not attend the meeting. If you are present at the meeting and want to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. Please return your proxy card to us in the enclosed, postage-prepaid envelope as soon as possible, even if you plan to attend the meeting. Also, registered and most beneficial shareholders may vote by telephone or through the internet. Instructions for using these convenient services are explained on the enclosed proxy. Your vote is very important. I urge you to vote your proxy as soon as possible.

         Detailed information relating to Buckeye's activities and operating performance during fiscal 2004 is contained in our Annual Report, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 2004 Annual Report, you may request a copy from Shirley Spears, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8125. It is also available on our internet site at www.bkitech.com.


                                           Very truly yours,



                                           David B. Ferraro
                                           Chairman and Chief Executive Officer

                            Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 28, 2004

         The regular annual meeting of stockholders of Buckeye Technologies Inc. will be held on Thursday, October 28, 2004 at 5:00 p.m., Central Time, at our headquarters, 1001 Tillman Street, Memphis, Tennessee, for the following purposes:

         1. Election of Directors. To elect three Class III directors to serve until the 2007 annual meeting of stockholders;

         2. Ratification of Auditors. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal 2005; and

         3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only those stockholders of record at the close of business on September 3, 2004 are entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. On that day, 37,304,677 shares of common stock were outstanding. Each share entitles the holder to one vote.

     We have enclosed with this proxy statement a copy of our Annual Report.


                                    By Order of the Board of Directors



                                    Sheila Jordan Cunningham
                                    Senior Vice President,
                                    General Counsel and Corporate Secretary

                                    September 10, 2004




================================================================================

                             YOUR VOTE IS IMPORTANT

      Please mark, sign, and date your proxy card and return it promptly in the enclosed envelope, whether or not you plan to attend the meeting.
                 Registered and most beneficial shareholders may
                also vote via telephone or through the internet.

================================================================================


                                        Table of Contents
                                                                                              Page No.
Information about the Annual Meeting........................................................      1
Proposal 1--Election of Directors...........................................................      4
         Information about the Board of Directors...........................................      6
Proposal 2--Ratification of Appointment of Independent Auditors.............................      8
         Report of the Audit Committee of the Board of Directors............................      9
         Audit Fees.........................................................................     10
Other Information...........................................................................     11
         Buckeye Stock Ownership............................................................     11
         Certain Relationships and Related Transactions.....................................     13
Executive Compensation......................................................................     13
         Summary Compensation Table.........................................................     13
         Options/SARs Granted in Last Fiscal Year...........................................     15
         Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End
              Options/SAR Values............................................................     16
         Equity Compensation Plan Information...............................................     16
         Compensation Committee Interlocks and Insider Participation........................     17
         Report of the Compensation Committee on Executive Compensation.....................     17
Performance Graph...........................................................................     19
Section 16(a) Beneficial Ownership Reporting Compliance.....................................     19
Other Matters...............................................................................     20
Exhibit A -- Nominating and Corporate Governance Committee Charter..........................     A-1
Exhibit B -- Corporate Governance Guidelines................................................     B-1
Exhibit C -- Audit Committee Charter........................................................     C-1
Exhibit D -- Compensation Committee Charter.................................................     D-1


                            Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407


--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

         Your vote is very important. Whether or not you plan to attend the annual meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card, or vote by telephone or on the internet at your earliest convenience. This proxy statement, the form of proxy and the Annual Report are being sent to you in connection with this request and are being mailed to all stockholders beginning on or about September_, 2004.


--------------------------------------------------------------------------------

                      Information about the Annual Meeting

--------------------------------------------------------------------------------

Date and time of the meeting

         Thursday, October 28, 2004, 5:00 p.m. Central Time.

Location of the meeting

         Buckeye Technologies Inc., 1001 Tillman Street, Memphis, Tennessee.

Items to be voted upon by stockholders

         You will be voting on the following matters:

         1. Election of Directors. To elect three Class III directors to serve until the 2007 annual meeting of stockholders;

         2. Ratification of Auditors. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal year 2005; and

         3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Stockholders entitled to vote

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, September 3, 2004. Each stockholder is entitled to one vote for each share of common stock held on that date. On September 3, 2004, there were 37,304,677 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote on matters at the annual meeting will be available at Buckeye's headquarters beginning on or about September 10, 2004.

Voting by proxy

         You may choose one of the following ways to vote:

         Vote by Internet: You can choose to vote your shares at any time using the internet site listed on your proxy card. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our internet voting procedures to authenticate your identity by use of a unique control number found on the enclosed proxy card. To take advantage of the convenience of voting on the internet, you must subscribe to one of the various commercial services that offers access to the world wide web. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. Buckeye does not charge any separate fees for access to its internet site. If you vote via the internet, you do not need to return your proxy card.

         Vote by Telephone: You can also vote by telephone at any time by calling the toll-free number (for residents of the U.S.) listed on your proxy card. To vote, enter the control number listed on your proxy card and follow the simple recorded instructions. If you vote by telephone, you do not need to return your proxy card.

         Vote by Mail: If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it to us, before the annual meeting, in the postage-paid envelope provided. We will then vote your shares as you direct.

         Shareholders who hold their shares beneficially in street name through a nominee (such as a broker) may be able to vote by telephone or the internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

         For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) one or two of the nominees but not the other(s). For each other item of business, you may vote "For" or "Against" or you may "Abstain" from voting.

         If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them

         o "For" the election of our three nominees for director; and

         o "For" the ratification of Ernst & Young LLP as our independent auditors.

         If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

Changing or revoking a proxy

         You can change or revoke your proxy at any time before it is voted at the annual meeting by:

         (1) submitting another proxy in writing, by telephone or by the internet as of a more recent date than that of the proxy first given;

         (2)      attending the annual meeting and voting in person; or

         (3) sending written notice of revocation to our corporate secretary, Sheila Jordan Cunningham.

Votes required

         If a quorum is present at the annual meeting,

         o the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

         o the approval of independent auditors and all other matters submitted to the stockholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

Quorum

         A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. Under Delaware law, stockholders who abstain from voting on a proposal are treated as present and entitled to vote at the annual meeting and therefore have the effect of a vote against the proposal. If shares of common stock are held in the name of a broker, the failure of the broker to vote the shares is treated as if the beneficial owner of such shares failed to vote such shares.

The cost of soliciting proxies

         We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of Buckeye and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

Stockholder proposals for the 2005 annual meeting of stockholders

         In accordance with Buckeye's bylaws, stockholders' proposals intended to be presented at the 2005 annual meeting of stockholders must be received in writing by the Secretary of Buckeye not fewer than 60 days nor more than 90 days prior to the 2005 annual meeting (which is expected to be held in October 2005), in the form set forth in the bylaws, for inclusion in the proxy statement and form of proxy relating to that meeting.

--------------------------------------------------------------------------------

                                  The Proposals

--------------------------------------------------------------------------------


Proposal 1 -- Election of Directors

         The Board of Directors is divided into three classes, with each class elected for a three-year term. The Board has nominated the following three persons to serve as Class III Directors: Robert E. Cannon, Henry F. Frigon and Samuel M. Mencoff. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The election of a director requires the affirmative vote of a plurality of shares present or represented by proxy at the meeting. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below.

         Information about the three individuals nominated as directors and the remaining members of the Board is provided below. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

--------------------------------------------------------------------------------

                  Nominees for Election as Class III Directors
                              (Terms expiring 2007)

--------------------------------------------------------------------------------

         Robert E. Cannon, age 74, has been a director of Buckeye since March 1993 and has been Presiding Director since April 2003. He retired from Buckeye on June 30, 2003. From March 1993 until April 2003, he served as Chairman and Chief Executive Officer of Buckeye. He served as Dean of the College of Management, Policy and International Affairs at the Georgia Institute of Technology from 1991 through 1992, and Senior Vice President of Procter & Gamble from 1989 to 1991. He was Group Vice President - Industrial Products of Procter & Gamble, which included the operations of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1981 to 1989. He was President of the subsidiary from 1971 through 1981. Robert E. Cannon is the father of R. Howard Cannon.

         Henry F. Frigon, age 69, has been a director of Buckeye since 1996. He has been a private investor and consultant since 1995. He previously served as Executive Vice President - Corporate Development and Strategy and Chief Financial Officer of Hallmark Cards, Inc. from 1991 to 1995 and as President and Chief Executive Officer of BATUS Inc. from 1983 to 1991. Mr. Frigon is a director of H&R Block Inc., Dimon International Inc., Sypris Solutions Inc., Tuesday Morning Corporation and Packaging Corporation of America.

         Samuel M. Mencoff, age 47, has been a director of Buckeye since 1993. He is currently Co-President of Madison Dearborn Partners, LLC, a private equity investment firm, which he co-founded in January 1993. He previously served as Vice President of First Chicago Venture Capital from 1987 to 1993. Mr. Mencoff is a director of Packaging Corporation of America, Bay State Paper Holding Company, Jefferson Smurfit Group Limited and Great Lakes Dredge & Dock Corporation.

The Board of Directors recommends a vote "FOR" each of the nominees listed above.

--------------------------------------------------------------------------------

                         Incumbent Directors -- Class II
                              (Terms expiring 2006)

--------------------------------------------------------------------------------

         Red Cavaney, age 61, has been a director of Buckeye since 1996. Since October 1997 he has served as President, Chief Executive Officer and Director of the American Petroleum Institute. He was President, Chief Executive Officer and a director of the American Plastics Council from 1994 to 1997 immediately following service as President of the American Forest & Paper Association and President of its predecessor, the American Paper Institute. He is a past Chairman of the American Society of Association Executives.

         John B. Crowe, age 57, has been a director of Buckeye since August 2004. Since April 2003 he has served as President and Chief Operating Officer of Buckeye. He was Senior Vice President, Wood Cellulose from January 2001 to April 2003. He joined Buckeye in December 1997 and was Vice President, Wood Cellulose from January 1998 to January 2001. Prior to joining Buckeye, he was Executive Vice President and General Manager at Alabama River Pulp and Alabama Pine Pulp Operations from 1994 to 1997. He was Vice President and Site Manager of Flint River Operations, a subsidiary of the Weyerhaeuser Company from 1992 to 1994. From 1979 to 1992 he served in numerous positions with Procter & Gamble.

         David B. Ferraro, age 66, has been a director of Buckeye since March 1993. Since April 2003 he has served as Chairman of the Board and Chief Executive Officer of Buckeye. From March 1993 to April 2003 he was President and Chief Operating Officer of Buckeye. He was Manager of Strategic Planning of The Procter & Gamble Company from 1991 through 1992. He served as President of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1989 through 1991, as its Executive Vice President and Manager of Commercial Operations from 1987 through 1989, and as its Comptroller from 1973 through 1986.


--------------------------------------------------------------------------------

                         Incumbent Directors -- Class I
                              (Terms expiring 2005)

--------------------------------------------------------------------------------

         George W. Bryan, age 60, has been a director of Buckeye since April 2001. Mr. Bryan served as Chief Executive Officer of Sara Lee Foods from 1998 until his retirement in 2000 and as a Senior Vice President of the Sara Lee Corporation between 1983 and 1998. Mr. Bryan is a director of Regions Financial Corp.

         R. Howard Cannon, age 42, has been a director of Buckeye since 1996. Since April 2003 he has served as Senior Vice President, Wood Cellulose. He was Vice President, Nonwovens Sales from August 2000 to April 2003 and was Manager, Corporate Strategy from November 1999 to August 2000. Before assuming a position with Buckeye, he was President of Dryve, Inc., a company which at one time consisted of 33 dry cleaning operations, a position he had held since 1987. He is co-trustee of the Cannon Family Trust. R. Howard Cannon is the son of Robert
E. Cannon.

         Katherine Buckman Davis, age 42, has been a director of Buckeye since August 2004. Since April 2000 she has been Chairman of the Board of Bulab Holdings, Inc., the parent company of Buckman Laboratories International, Inc. From May 1993 to May 2001, she served as Secretary of Buckman Laboratories and as Vice President-Legal from 1994 to 2001. She currently serves as Vice Chairman of Buckman Laboratories.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Information about the Board of Directors

--------------------------------------------------------------------------------

Role of the Board

         Pursuant to Delaware law, our business, property and affairs are managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of Buckeye Technologies Inc., but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing reports sent to them regularly, and through discussions with our executive officers. Our Board has determined that a majority of its members are "independent" as that term is defined in the listing standards of the New York Stock Exchange. These independent members are George W. Bryan, Red Cavaney, Katherine Buckman Davis, Henry F. Frigon and Samuel M. Mencoff.

         Mr. Robert E. Cannon has been appointed by the Board to serve as Presiding Director to chair meetings of the Board's executive sessions of non-management directors. The non-management directors met in executive session at least five times during fiscal 2004. Issues of concern may be addressed to Mr. Cannon in written correspondence directed to him at our corporate headquarters at 1001 Tillman Street, P.O. Box 80407, Memphis, Tennessee 38108-0407.

Board structure

         Effective August 17, 2004, the size of our Board was increased from seven to nine directors. Our Board is divided into three groups, Class I Directors, Class II Directors, and Class III Directors. Each class of directors is elected to serve a three-year term. This means that the Class III directors who are elected at the 2004 meeting will serve until the 2007 annual meeting of stockholders unless they resign or are removed.

2004 Board meetings

         Buckeye's Board of Directors met nine times (exclusive of committee meetings) during fiscal 2004, and no directors attended less than 75% of the meetings held by the Board and by committees of which they were members.

Board committees

         The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

         The Audit Committee consists of Messrs. Henry F. Frigon (Chairman), Red Cavaney and Samuel M. Mencoff, all of whom are independent, non-employee directors of Buckeye. The Audit Committee met nine times during fiscal year 2004. The Audit Committee has the authority and responsibility:

         o to hire one or more independent public accountants to audit our books, records and financial statements and to review our systems of accounting (including our systems of internal control);

         o to discuss with the independent accountants the results of the annual audit and quarterly reviews;

         o to conduct periodic independent reviews of the systems of accounting (including systems of internal control);

         o to make reports periodically to the Board with respect to its findings; and

         o to undertake other activities described more fully in the section called "Report of the Audit Committee of the Board of Directors."

         The Compensation Committee consists of Messrs. Samuel M. Mencoff (Chairman), George W. Bryan and Red Cavaney, all of whom are independent non-employee directors of Buckeye. The Compensation Committee met two times during fiscal year 2004. The Compensation Committee is responsible for establishing and administering Buckeye's executive compensation plan and developing policies and guidelines for administering the plan.

         The Nominating and Corporate Governance Committee consists of Messrs. George W. Bryan (Chairman), Red Cavaney and Samuel M. Mencoff, all of whom are independent non-employee directors of Buckeye. The Nominating and Corporate Governance Committee met one time during fiscal year 2004. A copy of the Nominating and Corporate Governance Committee charter is attached to this proxy statement as Exhibit A and is available on our website at www.bkitech.com. The Nominating and Corporate Governance Committee has the authority and responsibility to

         o assist the Board by actively identifying individuals qualified to become Board members;

         o recommend to the Board the director nominees for election at the next annual meeting of stockholders or for appointment to the Board, as appropriate;

         o monitor significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies;

         o lead the Board and each committee of the Board in it annual performance self-evaluation, including establishing criteria to be used in connection with such evaluation; and

         o develop and recommend to the Board and administer the Corporate Governance Guidelines of Buckeye, a copy of which is attached hereto as Exhibit B and is also available on our website at www.bkitech.com.

         The Committee will consider shareholder recommendations for nominees to the Board. Nominations should be submitted to Mr. George W. Bryan, Chairman of the Nominating and Corporate Governance Committee at our corporate headquarters at P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407.

         Shareholder recommendations should include the name of the candidate, as well as relevant biographical information. The Committee will consider candidates recommended by shareholders on the same basis as those candidates recommended by the Committee. During the fiscal year ended June 30, 2004 , the Committee did not engage any third party to assist it in identifying or evaluating nominees for election to the Board.

Director compensation

         Directors who are employees of Buckeye are not entitled to receive any fees for serving as directors. However, non-employee directors receive directors' fees in the amount of $40,000 per annum payable quarterly, in cash or an equivalent amount of Buckeye's common stock, with the option provided to each director to defer receipt of these fees and receive in lieu thereof, upon the expiration of tenure as a member of the Board, a cash payment equal to the number of shares of common stock which could have been purchased on the open market at the time of the deferral multiplied by the fair market value of the common stock at the time of expiration of the director's tenure.

         Additionally, pursuant to Buckeye's Amended and Restated Formula Plan for Non-Employee Directors, on November 6, 2003, Messrs. Bryan, Cavaney, R. Cannon, Frigon and Mencoff each were granted an option to acquire 10,000 shares of common stock at the prevailing market price at the time of the grant. On August 17, 2004 Ms. Buckman Davis was granted an option to acquire 10,000 shares of common stock at the prevailing market price at the time of grant. These non-employee directors will be granted an additional option for 10,000 shares on the date of each annual meeting of stockholders at which they are reelected to the Board or continues their service on the Board. Under the Formula Plan, each option that is issued on the date of an annual meeting of stockholders becomes fully exercisable on the first anniversary of its issuance or the next regularly scheduled annual meeting of stockholders, whichever occurs first. Each option issued on a date other than the date of an annual meeting of stockholders becomes fully exercisable on the first anniversary of its issuance. Future non-employee directors newly elected or appointed to the Board will also be entitled to receive options under the Formula Plan. Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which Mr. Mencoff's employer serves as general partner, all rights to director's fees and options to which he may be entitled as a director of Buckeye. All directors are reimbursed for out-of-pocket expenses related to their services as directors.

 Shareholder Communications

         Shareholders who wish to communicate with the Board of Directors may direct any inquiries or comments to Mr. Robert E. Cannon, Presiding Director, at our corporate headquarters at P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407.

Code of Business Conduct and Ethics

         The Buckeye Code of Business Conduct and Ethics is available on our website at www.bkitech.com and will be provided in print without charge to any shareholders who submit a request in writing to Shirley Spears, Buckeye Technologies Inc., P. O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407. The Code applies to our chief executive officer and senior financial officers as well as to the members of our Board of directors, all other officers and employees. The Code provides that any waiver of the Code may be made only by the Board. Any waiver in favor of a director or executive officer will be publicly disclosed. We plan to disclose amendments to, and waivers from, the Code on our website listed at the beginning of this paragraph.

--------------------------------------------------------------------------------

Proposal 2 -- Ratification of Appointment of Independent Auditors

         The Audit Committee has reappointed Ernst & Young LLP, independent accountants, to audit and certify our financial statements for the fiscal year ending June 30, 2005, subject to ratification by the stockholders. If the appointment of Ernst & Young LLP is not ratified by the stockholders at the annual meeting, the Audit Committee will reconsider its action and will appoint auditors for the 2005 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Audit Committee may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions. We are presenting this proposal to the stockholders for ratification at the annual meeting.

         Ratification of the selection of Ernst & Young LLP as Buckeye's independent auditors requires the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting.

         The Board of Directors recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as Buckeye's independent auditors for fiscal year 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             Report of the Audit Committee of the Board Of Directors

--------------------------------------------------------------------------------

         The Audit Committee consists of three directors, Messrs. Henry F. Frigon (Chairman), Red Cavaney and Samuel M. Mencoff. Each member meets the independence and qualification standards required by the New York Stock Exchange. The Board of Directors has determined that Messrs. Frigon and Mencoff are "audit committee financial experts," as defined by SEC rules. The Audit Committee operates in accordance with its written charter, which was most recently revised in August 2004, a copy of which is attached to this proxy statement as Exhibit C and is also available on our website at www.bkitech.com.

         The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of Buckeye's internal accounting, auditing and financial reporting practices.

         The Audit Committee has obtained from the independent auditors, Ernst & Young LLP, a formal written statement describing all relationships between the auditors and Buckeye that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also has discussed with the auditors any relationships that may impact their objectivity and independence, and it has considered Buckeye's payment of fees to the auditors, and the Audit Committee is satisfied that the auditors are independent of Buckeye.

         The Audit Committee has discussed with management Buckeye's audited financial statements for the year ended June 30, 2004. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of Buckeye's financial statements. The Audit Committee also has discussed with the independent auditors its evaluation of Buckeye's internal controls and the overall quality of Buckeye's financial reporting.

         Based upon the results of the inquiries and actions discussed above, in reliance upon management and Ernst & Young LLP, and subject to the limitations of its role, the Audit Committee recommended to the Board that Buckeye's audited financial statements be included in its Annual Report on Form 10-K for the year ended June 30, 2004, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder approval, of the independent auditors, Ernst & Young LLP.

                                    Audit Committee
                                    Henry F. Frigon, Chairman
                                    Red Cavaney
                                    Samuel M. Mencoff

--------------------------------------------------------------------------------

                                   Audit Fees

--------------------------------------------------------------------------------

         During fiscal year 2004, Ernst & Young LLP not only acted as independent auditors for Buckeye and our subsidiaries (work related to auditing the annual financial statements for fiscal year 2004 and reviewing the financial statements included in our Forms 10-Q) but also rendered on our behalf other services, including tax-related services and other accounting and auditing services. The following table sets forth the aggregate fees billed by Ernst & Young LLP for audit services related to the most recent two fiscal years and for other services billed in the most recent two fiscal years.



                                      Type of Service                              2004          2003
                                      ---------------                              ----          ----
          Audit Fees (1)                                                        $  831,779     $480,965

          Audit-Related Fees (2)                                                    58,963           --

          Tax Fees (3)                                                             179,750      453,826

          All Other Fees (4)                                                        15,963           --
                                                                                ----------     --------
                        Total                                                   $1,086,455     $934,791
                                                                                ==========     ========


------------------

(1) Comprised of the audit of the Company's annual financial statements and reviews of the Company's quarterly financial statements, as well as statutory audits of Company subsidiaries, attest services, consulting regarding audit issues, comfort letters and consents to SEC filings.

(2)      Comprised of  Sarbanes-Oxley Act of 2002 Section 404 consulting fees.

(3) Comprised of services for tax compliance, tax return preparation, tax advice and tax planning.

(4)      Comprised of other miscellaneous services.

         The Audit Committee establishes pre-approved services for which Buckeye's management can engage Buckeye's auditors. Any work in addition to these pre-approved services in a quarter requires the advance approval of the Audit Committee. The Audit Committee considers whether the provision of permitted non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

--------------------------------------------------------------------------------

                                Other Information

--------------------------------------------------------------------------------

                             Buckeye Stock Ownership

--------------------------------------------------------------------------------

         The following table shows the number of shares of our common stock that were beneficially owned by (1) each person known to own more than 5% of Buckeye's shares; (2) each director of Buckeye and each of the five most highly compensated executive officers; and (3) all directors and executive officers of Buckeye as a group as of August 27, 2004.


                                                           Amount and
                                                           Nature of
                                                           Beneficial
                         Name                             Ownership(1)                Percent of Class(1)
          -----------------------------------            ---------------             ---------------------
(1)       FMR Corp. (2) .............................       4,312,635                        11.6
          82 Devobshire Street
          Boston, Massachusetts 02109

          NewSouth Capital Management, Inc. (3)......       4,087,564                        11.0
          1000 Ridgeway Loop Road, Suite 223
          Memphis, Tennessee 38120-4023

          T. Rowe Price Associates, Inc. (4).........       3,519,100                         9.4
          100 E. Pratt Street
          Baltimore, Maryland 21202

          Dimensional Fund Advisors Inc. (5).........       2,003,500                         5.4
          1299 Ocean Avenue, 11th Floor
          Santa Monica, California


(2)       George W. Bryan (6)........................          40,000                           *
          Robert E. Cannon (7).......................       1,696,088                         4.5
          R. Howard Cannon (8).......................       1,687,586                         4.5
          Red Cavaney (9)............................          90,000                           *
          John B. Crowe (10).........................         158,819                           *
          Katherine Buckman Davis ...................               0                           *
          David B. Ferraro (11)......................       1,264,681                         3.4
          Henry F. Frigon (9)........................          84,000                           *
          Samuel M. Mencoff (9)(12)..................         516,702                         1.4
          Charles S. Aiken (13)......................         246,823                           *
          Paul N. Horne (14).........................         336,806                           *
          Kristopher J. Matula (15)..................         377,666                         1.0

(3)       All    Directors    and   Executive               6,743,523                        18.1
          Officers  as a group  (14  persons) (16)



         * Less than 1% of the issued and outstanding shares of common stock of Buckeye.


(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 37,304,677 shares issued and outstanding as of August 27, 2004. Options to purchase an aggregate of 2,328,500 shares are exercisable or become exercisable within 60 days of August 27, 2004. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) FMR Corp. filed a Schedule 13G/A with the Securities and Exchange Commission ("SEC") on February 17, 2004, reporting that it had the sole power to dispose or to direct the disposition of 4,312,635 shares, which constitutes more than 5% of Buckeye's common stock.

(3) NewSouth Capital Management, Inc. filed a Schedule 13G/A with the SEC on February 10, 2004, reporting that it had the sole power to dispose of or direct the disposition of 4,087,564 shares, which constitutes more than 5% of Buckeye's common stock.

(4) T. Rowe Price Associates, Inc. filed a Schedule 13G/A with the SEC on February 4, 2004, reporting that it had the sole power to dispose of or direct the disposition of 3,519,100 shares, which constitutes more than 5% of Buckeye's common stock.

(5) Dimensional Fund Advisors Inc. filed a Schedule 13G/A with the SEC on February 6, 2004, reporting that it had the sole power to dispose of or direct the disposition of 2,003,500 shares, which constitutes more than 5% of Buckeye's common stock.

(6)      Includes 30,000 shares issuable upon the exercise of options.

(7)      Includes 181,176 shares held by Kathryn Gracey Cannon, wife of Robert
         E. Cannon, as to which Mr. Cannon disclaims beneficial ownership; 19,186 shares held in Buckeye's 401(k) and retirement plans; and 600,000 shares issuable upon the exercise of options.

(8) Includes 72,000 shares issuable upon the exercise of options. As of August 27, 2004, also includes 1,614,410 shares held by the Cannon Family Trust, R. Howard Cannon and Richard Prosser Guenther, Co-Trustees.

(9) Includes 80,000 shares issuable upon the exercise of options granted under Buckeye's stock option plan for non-employee directors.

(10) Includes 5,408 shares held in Buckeye's 401(k) and retirement plans; 2,767 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 148,000 shares issuable upon the exercise of options.

(11) Includes 20,780 shares held in Buckeye's 401(k) and retirement plans; 25,158 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 450,000 shares issuable upon the exercise of options.

(12) Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which his employer serves as a general partner, all rights to options to which Mr. Mencoff may be entitled as a director of Buckeye.

(13) Includes 10,589 shares held in Buckeye's 401(k) and retirement plans; 3,924 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 110,000 shares issuable upon the exercise of options.

(14) Includes 1,787 shares held in Buckeye's 401(k) and retirement plans; 4,597 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 132,000 shares issuable upon the exercise of options.

(15) Includes 8,645 shares held in Buckeye's 401(k) and retirement plans; 3,555 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 332,800 shares issuable upon the exercise of options.

(16) Includes an aggregate of 2,328,500 shares issuable upon exercise of options granted under the stock option plan for non-employee directors and Buckeye's other stock option plans.

--------------------------------------------------------------------------------

                 Certain Relationships and Related Transactions

--------------------------------------------------------------------------------

         R. Howard Cannon, a son of Presiding Director Robert E. Cannon, served as our Vice President, Nonwovens Sales from August 2000 through April 2003, was named our Senior Vice President, Wood Cellulose effective April 1, 2003 with an annual base salary of $230,000 and has served as a director since 1996. During fiscal year 2004, he received total compensation of $230,000.

--------------------------------------------------------------------------------

                             Executive Compensation

--------------------------------------------------------------------------------

         The following summary compensation table sets forth the annual salary, bonus compensation and long-term incentive awards paid or accrued by Buckeye for each of fiscal years 2004, 2003 and 2002 to or for the account of the Chief Executive Officer and the four other most highly compensated executive officers of Buckeye (the "executive officers") for the fiscal year 2004.

--------------------------------------------------------------------------------

                           Summary Compensation Table

--------------------------------------------------------------------------------


                                                                             Long Term
                                             Annual Compensation        Compensation Awards
                                             -------------------        -------------------

                                                                                     Securities
                                                                       Restricted    underlying         All other
                              Fiscal                                  Stock awards   options/SARS      compensation
Name and Position              Year         Salary($)      Bonus($)     ($)(1)         (#)(2)            ($)(3)
-----------------             ------        ---------      --------   ------------   ------------      ------------

David B. Ferraro..........     2004         600,000          ---        35,759         150,000           22,550
Chairman and                   2003         525,000          ---        36,797             ---           22,000
Chief                          2002         500,000          ---           ---         150,000           18,700
Executive Officer

John B. Crowe.............     2004         400,000          ---         8,079         110,000           18,450
President and Chief            2003         295,000          ---         7,206             ---           32,350
Operating Officer              2002         260,000          ---           ---          50,000           12,750

Kristopher J. Matula......     2004         316,667          ---         6,650          50,000           20,500
Executive Vice President and   2003         270,000          ---         8,308             ---           19,000
Chief Financial Officer        2002         260,000          ---           ---          30,000           15,300

Paul N. Horne.............     2004         300,000          ---         7,700          25,000           22,550
Senior Vice President,         2003         270,000          ---        10,153             ---           22,000
Cotton Cellulose               2002         260,000          ---           ---          30,000           18,700

Charles S. Aiken ..            2004         262,500          ---         4,408          25,000           22,550
Senior Vice President,         2003         240,000          ---         7,374             ---           22,000
Manufacturing                  2002         235,000          ---           ---          30,000           18,700


--------------------------

(1) Pursuant to Buckeye's Restricted Stock Plan, restricted shares of stock were awarded for the executive officers during fiscal years 2004, 2003 and 2002 in the following amounts:

                  Mr. Ferraro, 3,780 shares, 6,143 shares, and 0 shares, respectively;
                  Mr. Crowe, 854 shares, 1,203 shares, and 0 shares, respectively;
                  Mr. Matula, 703 shares, 1,387 shares, and 0 shares, respectively;
                  Mr. Horne, 814 shares, 1,695 shares, and 0 shares, respectively; and
                  Mr. Aiken, 466 shares, 1,231 shares, and 0 shares respectively.

         The prices per share of $9.46 for fiscal year 2004 and $5.99 for fiscal year 2003 were based on the average closing price of the common stock on the New York Stock Exchange for the 20 business days prior to the date of grant. Although the shares may be voted by the recipient, the shares may not be sold, pledged or otherwise transferred before the recipient's approved retirement from Buckeye, and if the recipient should violate the restrictions or otherwise leave Buckeye before an approved retirement date, the shares are subject to forfeiture. The aggregate value of all restricted stock holdings at the end of fiscal year 2004 was:

                  Mr. Ferraro -- $289,317
                  Mr. Crowe --  $31,820
                  Mr. Matula -- $40,882
                  Mr. Horne -- $52,865
                  Mr. Aiken -- $45,126

         If dividends are paid to holders of common stock, holders of restricted stock similarly will be eligible to receive dividends.

(2) Options granted in fiscal year 2004 were granted pursuant to the 1995 Stock Option Plan. The exercise price of options granted to Messrs. Ferraro, Crowe, Matula, Horne and Aiken during fiscal 2004 was $10.77 per share. A portion of the options granted to Mr. Crowe in 2004 were granted pursuant to the 1995 Management Stock Option Plan at an exercise price of $7.60 per share. No options were granted in fiscal year 2003. Options granted in 2002 were granted pursuant to the 1995 Stock Option Plan. The exercise price of options granted to Messrs. Ferraro, Crowe, Matula, Horne and Aiken was $11.25 per share. A portion of the options granted to Mr. Crowe in 2002 were granted pursuant to the 1995 Management Stock Option Plan at an exercise price of $7.60 per share. All outstanding options vest periodically over a period of five years, except that optionees who were over the age of 57 at the time of the option grant have shorter vesting periods. Options that have vested may be exercised within a period of ten years from the date the options were granted or such shorter periods as are defined in the subscription agreements executed between Buckeye and the optionees.

(3) Amounts consist of accruals under the Buckeye Retirement Plan (the "Retirement Plan") which is a defined contribution retirement plan covering substantially all U.S. employees and under the Buckeye Supplemental Retirement Plan which covers U.S. officers with less than 20 years of service. Under the Retirement Plan, Buckeye contributes 1% of the employee's gross compensation plus 1/2% for each year of service up to a maximum of 11% of the employee's gross compensation under the Retirement Plan. Additionally, prior to July 1, 2004 the Retirement Plan provided for contributions by Buckeye of shares of common stock equal to an additional 4% of the employee's gross compensation during years when Buckeye was financially successful based on a predetermined financial threshold approved by the Board. The additional 4% contribution will not be made to the Retirement Plan for fiscal year 2004 because the threshold was not reached. Effective July 1, 2004, the Retirement Plan was amended to replace this provision for a 4% contribution with a company match for employees' 401(k) contributions. For each $1.00 that an employee contributes to his or her 401(k), Buckeye will contribute $0.50 to the employee's 401(k) up to a maximum annual company contribution of $2,000 per employee. Under the Supplemental Retirement Plan, Buckeye accrues between 0.5% and 4% of the officer's gross compensation. The combined annual benefit of the Retirement Plan and the Supplemental Plan is capped at 11%. Mr. Crowe also received taxable relocation expenses in fiscal year 2003.

--------------------------------------------------------------------------------

                    Options/SARs Granted in Last Fiscal Year

--------------------------------------------------------------------------------




                                                                                                   Potential realizable value
                                                                                                   at assumed annual rates of
                                                                                                    stock price appreciation
                                       Individual Grants                                                for option term
                                       -----------------                                                ---------------

                                   Number of
                                   securities      Percent of total
                                   underlying     options granted to   Exercise or
                                    options          employees in       base price   Expiration
Name                               granted (#)         fiscal year         ($/sh)        date          5%($)         10%($)
--------------------              -----------         -----------         ------        ----          -----         ------
David B. Ferraro...........          150,000             18.1%            10.77        4/20/14      1,015,979      2,574,691
John B. Crowe..............           74,000              8.9%            10.77        4/20/14        501,216      1,270,181
John B. Crowe..............           36,000              4.3%             7.60        4/20/14        358,135        732,226
Kristopher J. Matula.......           50,000              6.0%            10.77        4/20/14        338,660        858,230
Paul N. Horne..............           25,000              3.0%            10.77        4/20/14        169,330        429,115
Charles S. Aiken...........           25,000              3.0%            10.77        4/20/14        169,330        429,115


--------------------------------------------------------------------------------

               Aggregated Option/SAR Exercises in Last Fiscal Year
                     And Fiscal Year-End Option/SAR Values

--------------------------------------------------------------------------------

         The following table discloses information regarding stock options held at the end of or exercised in fiscal year 2004 for each of the executive officers as of June 30, 2004.



                               Shares                     Securities underlying           Value of unexercised
                            acquired on     Value          unexercised options            in-the-money options
        Name                  exercise     realized          at June 30, 2004               at June 30, 2004 (1)
-------------------         -----------    --------       ---------------------           --------------------
                                                        Exercisable    Unexercisable  Exercisable   Unexercisable
                                                        -----------    -------------  -----------   -------------
David B. Ferraro.........       --           --           450,000        150,000        $262,500       $109,500
John B. Crowe............       --           --           144,000        152,000        $ 34,240       $245,960
Kristopher J. Matula.....      99,200      $310,939       326,800         74,000        $854,624       $ 41,000
Paul N. Horne............       --           --           126,000         49,000        $ 70,500       $ 22,750
Charles S. Aiken.........       --           --           106,000         49,000        $ 70,500       $ 22,750



-----------------
(1) Based on $11.50 per share, the closing price on the New York Stock Exchange as of June 30, 2004.


--------------------------------------------------------------------------------

                      Equity Compensation Plan Information

--------------------------------------------------------------------------------



                                      Number of securities to       Weighted-average         Number of securities
                                      be issued upon exercise      exercise price of        remaining available for
                                      of outstanding options,     outstanding options,       future issuance under
Plan Category                           warrants and rights       warrants and rights      equity compensation plans
-------------                         -------------------------------------------------------------------------------
Equity compensation plans
   approved by stockholders (1)                      4,676,750           $13.44                       28,400
Equity compensation plans not
   approved by stockholders (2)                        412,998           $12.23                      990,368(3)
                                                     ---------                                       ----------
               Total                                 5,089,748           $13.35                    1,018,768
                                                     =========                                     =========


------------------

(1) Buckeye stockholders approved both the 1995 Incentive and Non-Qualified Stock Option Plan and the 1995 Management Stock Option Plan.

(2) The Formula Plan and the Restricted Stock Plan were approved by the unaffected members of the Board of Directors.

(3) Includes 280,000 shares reserved for issuance under the Formula Plan and 710,368 shares reserved for issuance under the Restricted Stock Plan.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Compensation Committee Interlocks and Insider Participation

--------------------------------------------------------------------------------

         The Compensation Committee of the Board is composed of Messrs. Samuel
M. Mencoff (Chairman), George W. Bryan and Red Cavaney, all of whom are independent directors. No director who also serves as an executive officer participated in deliberations regarding his own compensation.

--------------------------------------------------------------------------------

         Report of the Compensation Committee on Executive Compensation

--------------------------------------------------------------------------------

         The Compensation Committee of the Board of Directors is comprised of three non-employee directors who are independent as defined under the listing standards of the New York Stock Exchange. The Compensation Committee operates in accordance with its written charter, a copy of which is attached to this proxy statement as Exhibit D and is also available on our website at www.bkitech.com. The Committee is responsible for establishing and administering Buckeye's executive compensation programs, as well as determining the salaries, compensation and benefits of the Chief Executive Officer and the Chief Operating Officer. From time to time, the Compensation Committee has engaged the consulting firm of William M. Mercer, Inc., Atlanta, Georgia, to conduct appropriate surveys of executive compensation plans and to compile data for comparable companies for committee comparison and review.

         This report of the Compensation Committee describes the components of Buckeye's executive officer compensation programs and describes the basis upon which compensation is awarded to the executive officers of Buckeye.

         This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Buckeye specifically incorporates this information by reference, and shall not otherwise be deemed filed under these Acts.

Compensation Philosophy and Structure

         Total compensation levels are designed to attract, retain and reward executives who contribute to Buckeye's long-term success. Compensation for Buckeye executives is comprised of three principal components: salary and benefits, annual at risk compensation, and long-term, equity-based incentive compensation. The Compensation Committee believes that executive compensation should be materially influenced by Buckeye's financial performance and, as such, the Committee has approved an executive compensation program that places a significant portion of executive compensation "at risk" dependent upon the company's and each individual's performance against clearly established criteria.

         Buckeye seeks to provide salary and benefit levels that are comparable to those of companies that perform similarly. Salary targets are established for various officer positions based on surveys of relevant industries conducted by an outside compensation consultant. Utilizing these targets, individual salaries are established to reflect the officer's performance in meeting the company's objectives.

         Buckeye has a broad-based profit sharing plan for company employees, and under this plan, bonuses of up to 15% of base salary are achievable depending upon Buckeye's business performance measured against specific annual financial targets. Additionally, Buckeye has an At Risk Compensation ("ARC") for officers and certain other employees. ARC participants are eligible to receive payments based on Buckeye's business performance and the individual's role in contributing to the success of Buckeye. Because of Buckeye's poor financial performance in the 2003 and 2004 fiscal years, Buckeye paid no bonuses in those years under either the broad-based profit sharing plan or under the ARC program.

         In addition, from time-to-time, Buckeye makes long-term incentive awards to officers and certain other employees of (1) incentive and non-qualified stock options from stock option plans previously approved by the stockholders and (2) restricted stock from treasury shares of common stock set aside by Buckeye pursuant to the Restricted Stock Plan approved by the Board of Directors. The purpose of these awards is to focus the recipient's attention on the long-term performance of the business and to strengthen the alignment of stockholder and employee interests in share price appreciation. Restricted stock has been issued to certain Buckeye officers under the Restricted Stock Plan, at the fair market value of the common stock based on the average closing price on the New York Stock Exchange for the 20 business days prior to the date of grant, as a supplemental retirement benefit to partially offset the loss of benefits under Buckeye's defined contribution plans resulting from the cap on wages required by applicable rules and regulations.

Chief Executive Officer and Chief Operating Officer

         Policies with respect to the compensation of the Chief Executive Officer and the Chief Operating Officer are essentially the same as those for other officers, except that their compensation, including the criteria used for determining their ARC, is directly established by the Compensation Committee. The salary and bonus compensation of the Chief Executive Officer and the Chief Operating Officer for fiscal year 2004 reflect Buckeye's overall performance during the period. Neither the Chief Executive Officer nor the Chief Operating Officer received an ARC award for fiscal year 2004.

         The Compensation Committee believes that the compensation levels of Buckeye's executive officers are competitive and reasonably comparable with the compensation and benefits paid to executive officers of companies that generate similar financial results.

                                               Compensation Committee
                                               Samuel M. Mencoff, Chairman
                                               George W. Bryan
                                               Red Cavaney

--------------------------------------------------------------------------------

                                Performance Graph

--------------------------------------------------------------------------------

         The following graph compares the cumulative total stockholder returns from June 30, 1999 through June 30, 2004 with returns based on the S&P 500 Index and the New York Stock Exchange (NYSE) listed Paper and Allied Products companies (SIC 2600-2699 U.S. and foreign companies). The graph assumes $100 invested on June 30, 1999, and the reinvestment of any dividends paid on account of the investments.



                     [TABULAR REPRESENTATION OF LINE CHART]




Total Returns Index                                      06/1999   06/2000   06/2001   06/2002   06/2003   06/2004
                                                         -------   -------   -------   -------   -------   -------
Buckeye Technologies Inc...........................       100.0     144.4      94.8      64.5      44.8      75.7
S&P 500 Stocks.....................................       100.0     107.4      91.7      75.2      75.5      90.0
NYSE Paper Stocks..................................       100.0      83.6      99.4     116.5     105.9     137.6



--------------------------------------------------------------------------------

             Section 16(a) Beneficial Ownership Reporting Compliance

--------------------------------------------------------------------------------

         The federal securities laws require Buckeye's directors and executive officers, and persons who beneficially own more than 10% of a registered class of Buckeye's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of Buckeye. To Buckeye's knowledge, based solely on review of the copies of such reports furnished to Buckeye and representations by certain reporting persons, all of Buckeye's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner.

--------------------------------------------------------------------------------


                                  Other Matters

--------------------------------------------------------------------------------

         The Board of Directors knows of no matters other than those discussed in this proxy statement which will be presented at the 2004 annual meeting of stockholders. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

         Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended June 30, 2004. Requests should be directed to Shirley Spears, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8125.



                                         BY ORDER OF THE BOARD OF DIRECTORS




                                         Sheila Jordan Cunningham
                                         Senior Vice President,
                                         General Counsel and Corporate Secretary



Memphis, Tennessee
September 10, 2004

                                                                       Exhibit A



              Nominating and Corporate Governance Committee Charter

Purpose

         The Committee is established by the Board of Directors for the following purposes:

         (i) assisting the Board by actively identifying individuals qualified to become Board members,

         (ii) recommending to the Board the director nominees for election at the next annual meeting of stockholders or for appointment to the Board, as appropriate,

         (iii) monitoring significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies,

         (iv) leading the Board and each committee of the Board in its annual performance self-evaluation, including establishing criteria to be used in connection with such evaluation,

         (v) developing and recommending to the Board and administering the Corporate Governance Guidelines of the Company.

Composition

         1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Committee.

         2. Qualifications. Each member of the Committee shall meet all applicable independence and other requirements of law and the New York Stock Exchange.

         3. Chair. The Chair of the Committee shall be appointed by the Board upon the recommendation of the Committee.

         4. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Committee.
Operations

         1. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least two times per year.

         2. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

         3. Report to Board. The Committee shall report its actions to the Board at the next regularly scheduled Board meeting after such action was taken and shall submit to the Board the minutes of its meetings.

         4. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter periodically and recommend any changes to the Board.

Authority and Duties

         1. The Committee shall identify and recommend to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board, in accordance with the criteria, policies and principles set forth in the Company's Corporate Governance Guidelines and this Charter. The Committee shall report to the Board periodically on the status of these efforts. The Committee shall review candidates for the Board recommended by stockholders. The invitation to join the Board shall be extended by the Chair of the Board.

         2. The Committee shall review with the Board, on an annual basis, the size and structure of the Board, as well as the current composition of the Board in light of the characteristics of independence, age, skills, experience, diversity and availability of service to the Company of its members and of anticipated needs. The Committee shall establish and review with the Board the appropriate skills and characteristics required of Board members.

         3. The Committee shall, upon a significant change in a director's principal occupation, review, as appropriate and in light of the then current Board policies as reflected in the Corporate Governance Guidelines, the continued Board membership of such director.

         4. The Committee shall establish and oversee the Company's director orientation and continuing education programs and review and revise those programs as appropriate.

         5. The Committee shall advise the Board periodically with respect to significant developments in the law and practice of corporate governance as well as the Company's compliance with the Company's Corporate Governance Guidelines and applicable laws and regulations, and make recommendations to the Board on all matters of corporate governance and on any corrective action to be taken, as the Committee may deem appropriate.

         6. The Committee shall establish criteria and processes for, and lead the Board and each committee of the Board in, its annual performance self-evaluation. Each performance self-evaluation shall be discussed with the Board following the end of each fiscal year. Each performance self-evaluation shall focus on the contribution to the Company by the Board, by each individual director and by each committee, and shall specifically focus on areas in which a better contribution could be made.

         7. The Committee shall review and establish, for approval by the full Board, succession planning and retention practices for the Chief Executive Officer and the President/Chief Operating Officer of the Company.

         8. The Committee shall establish procedures to help shareholders communicate with the non-management directors of the Company.

         9. The Committee shall evaluate any shareholder proposals relating to the Committee's mandate and recommend responses to such shareholder proposals to the Board.

         The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate.

The Committee shall have the power to retain search firms or advisors to identify director candidates. The Committee may also retain counsel or other advisors, as it deems appropriate. The Committee shall have sole authority to retain and terminate such search firms or advisors and to review and approve such search firm or advisor's fees and other retention terms.

                                                                       Exhibit B


                         Corporate Governance Guidelines


         The Buckeye Technologies Inc. Board of Directors has adopted these guidelines to reflect the Company's commitment to good corporate governance, and to comply with New York Stock Exchange and other legal requirements. In furtherance of these goals the Board will also adopt a Company Code of Business Conduct and Ethics and written charters for each of its Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee. The Nominating and Corporate Governance Committee will periodically review these guidelines and propose modification to the Board for consideration as appropriate.

I.  Director Responsibilities

         A.  Basic Responsibilities
             ----------------------

         The business affairs of the Company are managed under the direction of the Board, which represents and is accountable to the stockholders of the Company. The Board's responsibilities are active and not passive and include the responsibility to regularly evaluate the strategic direction of the Company, management policies and the effectiveness with which management implements its policies.

         The basic responsibility of the directors is to act in good faith and with due care so as to exercise their business judgment on an informed basis in what they reasonably and honestly believe to be in the best interests of the Company and its stockholders. In discharging that obligation, the directors should inform themselves of all relevant information reasonably available to them. Directors should exhibit high standards of integrity and commitment and should devote sufficient time and energy to diligently perform their duties, including attending Board and Committee meetings and reviewing materials in advance of the meetings.

         B.  Board, Committee and Annual Stockholder Meetings
             ------------------------------------------------

         Directors are expected to prepare for and use reasonable efforts to participate in Board meetings and meetings of committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the full Board will meet at least four times per year. In addition, when the annual stockholders meeting is held on the same day as a Board meeting, directors are expected to use reasonable efforts to attend the annual stockholders meeting.

         The Chair, in conjunction with the Presiding Director, will prepare the agenda for each Board meeting. While the Chair of the Board will set the agenda initially, each director is free to suggest the inclusion of items on the agenda.

         Information and data that are important to the Board's understanding of the business to be conducted at a Board or committee meeting should, to the extent practical, be distributed in writing to the directors sufficiently in advance of the meeting to permit meaningful review. Directors are expected to review in detail the provided materials in advance of each meeting.

         C. Meetings of Non-Management Directors
            ------------------------------------

         The non-management directors will meet without executive directors at regularly scheduled executive sessions at least twice per year and at such other times as they deem appropriate. In addition, the independent directors of the Company will meet in executive session at least once annually.

         The non-management directors will designate a director from among their number to preside at all executive sessions of the non-management directors.

         In order to facilitate the ability of interested parties to communicate with and make their concerns known to the non-management directors on a confidential basis, the non-management directors will establish a mailing address to which such communications may be sent and publish the address in the Company's annual proxy statement and on the Company's website.

         D. Board Interaction with Institutional Investors, Research Analysts
            -----------------------------------------------------------------
and the Media
-------------

         As a general rule, management will speak on behalf of the Company. Comments and other statements from the entire Board, if appropriate, will generally be made by the Chief Executive Officer. It is suggested that, in normal circumstances, each director will refer all inquiries from third parties to management.

         E.  Communications with Stockholders
             --------------------------------

         In addition to providing a means for communicating with non-management directors, the Company will establish an electronic mailing address and a physical mailing address to which stockholders may communicate their views regarding the Company to the entire Board and the Company will publish the addresses in the Company's annual proxy statement and on the Company's website. The Company's processes for collecting and organizing stockholder communications to the Board should be approved by a majority of independent directors.

II. Composition and Selection of the Board

         A. Size and Composition of the Board
            ---------------------------------

          The Company's charter provides that the Company will not have more than fifteen directors. The current size of the Board is seven, which the Board intends to expand to nine. The Board will assess its size from time to time to determine whether its size continues to be appropriate.

         B.  Board Membership Criteria
             -------------------------

         The Board will have a majority of directors who meet the criteria for independence required by the New York Stock Exchange. The Board will monitor its compliance with the New York Stock Exchange requirements for director independence on an ongoing basis. Each independent director is expected to notify the Chair of the Nominating and Corporate Governance Committee, as soon as reasonably practicable, in the event that his or her personal circumstances change in a manner that may affect the Board's evaluation of such director's independence.

         The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the composition of the Board as a whole, and whether the Company is being well served by the directors taking into account the director's independence, age, skills, experience, diversity and availability for service to the Company.

         The Nominating and Corporate Governance Committee will recommend director nominees to the Board in accordance with the policies and principles in its Charter and any other procedures or criteria it may establish from time to time. The Nominating and Corporate Governance Committee will review all candidates for nomination to the Board submitted by stockholders and shall periodically review the company's procedures for stockholder nominations of directors. In furtherance of such stockholder action, the Company shall designate in its proxy and on its website a means for stockholders to recommend director nominees to the Nominating and Corporate Governance Committee. The invitation to join the Board should be extended by the Chair of the Board.

         C.  Membership on Other Boards
             --------------------------

         Directors must inform the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve on another public company board.

         D.  Changes in Current Job Responsibility
             -------------------------------------


         Directors, including employee directors, who retire from or change the job or the principal responsibility they held when they were selected for the Board will submit their resignation from the Board in order to give the Board an opportunity, through the Nominating and Corporate Governance Committee, to review whether it is appropriate for such director to continue to be a member of the Board under these circumstances.

         E.  Term Limits and Mandatory Retirement
             ------------------------------------

         The Board has not established any term limits to an individual's membership on the Board. As an alternative to term limits, the Nominating and Corporate Governance Committee will, as part of its annual assessment of the composition of the Board, review a director's continuation on the Board. Except for the Company's founding Chief Executive Officer Robert E. Cannon, no director having attained the age of 70 will be nominated for re-election or re-appointment to the Board.

III.  Board Committees

         A.  Composition and Responsibilities
             --------------------------------

         The Board will have at all times an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, a Non-Employee Directors Compensation Committee and any other committees the Board deems appropriate. All of the members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee will be independent directors under the criteria for independence required by law and the New York Stock Exchange. The members of the Compensation Committee, the Nominating and Corporate Governance Committee, and the Audit Committee will be appointed by the Board upon recommendation of the Nominating and Corporate Governance Committee based on each committee's member qualification standards. Consideration should be given to the desires, skills and characteristics of individual directors. The Board will appoint the Chair of each committee.

         B.  Charters
             --------

         The Board will adopt charters setting forth the purposes, goals and responsibilities of each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and any other committees the Board deems appropriate, as well as qualifications for committee membership, procedures for committee member appointment and removal, committee structure and operations and committee reporting to the Board.

IV.  Director Access to Officers, Employees and Independent Advisors

         A.  Access to Management and Employees
             ----------------------------------

         Directors have full and unrestricted access to officers and employees of the Company.

         B.  Access to Independent Advisors
             ------------------------------

         The Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the Company in advance. The Company will provide sufficient funding to the Board and to each committee, as determined by the Board and each of its committees, to exercise their functions and provide compensation for the services of their advisors and, in the case of the Audit Committee, independent auditors.

         C.  Internal Reporting
             ------------------

         The Audit Committee will encourage submission, and establish procedures for the confidential treatment by the appropriate officers, under the supervision of the Audit Committee, of complaints and concerns by officers and employees regarding accounting and auditing matters and of reports regarding alleged violations of the Company Code of Business Conduct and Ethics or other Company policies or law.

         The senior executives of the Company are encouraged to initiate direct contact with the Chairman of the Board, the Presiding Director, or the Chair of the Audit Committee if they believe that there is a matter that should be brought to the attention of the Board.

V.  Director Orientation and Continuing Education

         All new directors should be provided with these Corporate Governance Guidelines and will participate in the Company's orientation initiatives as soon as practicable after their election or appointment to the Board. The initiatives will include presentations by senior management and outside advisors as appropriate to familiarize new directors with the Company's business, its strategic plans, its significant financial, accounting and risk management issues and its compliance programs as well as their fiduciary duties and responsibilities as directors. All other directors are also invited to attend any orientation initiatives.

         The Nominating and Corporate Governance Committee and members of senior management of the Company as well as appropriate outside advisors will periodically report to the Board on any significant developments in the law and practice of corporate governance and other matters relating to the duties and responsibilities of directors in general.

VI.  Director Compensation

         The Non-Employee Director Compensation Committee will annually review and recommend, and the Board will approve, the form and amount of director compensation in accordance with the corporate policies and principles relevant to director compensation. It is the Company's policy that a significant portion of director compensation be in the form of Company stock or equity-based awards. The Board will consider that directors' independence may be jeopardized if director compensation and perquisites exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated, or if the Company enters into consulting contracts with (or provides other indirect forms of compensation to) a director or an organization with which the director is affiliated.

VII.  CEO Evaluation and Management Succession

         The Compensation Committee will review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer and the President/Chief Operating Officer, evaluate their performance based on these goals and objectives and have sole authority to determine their compensation level based on this evaluation. The Board of Directors will review the Compensation Committee's report in order to ensure that the Chief Executive Officer and the President/Chief Operating Officer are providing the necessary leadership for the Company in the long- and short-term.

         The Nominating and Corporate Governance Committee will report to the Board at least annually on succession planning for the Chair/Chief Executive Officer and the President/Chief Operating Officer. The Board will work with the Nominating and Corporate Governance Committee to evaluate and, as necessary, nominate a successor to the Chair/Chief Executive Officer and the President/Chief Operating Officer. The Chief Executive Officer should at all times make available to the Board his or her recommendations and evaluations of potential successors to his own and other senior management positions, including in the event of an unexpected emergency, along with a review of any development plans recommended for such individuals.

VIII.  Annual Performance Evaluation

         The Nominating and Corporate Governance Committee, on behalf of the Board, will conduct an annual evaluation of the Board, of each individual director, and of each committee to determine whether each of them is functioning effectively, and will submit a report to the full Board at the end of the review. The review will be discussed with the full Board following the end of each fiscal year.

         The assessment will focus on the contribution to the Company by the Board, by each individual director and by each committee, and will specifically focus on areas in which the Nominating and Corporate Governance Committee believes a better contribution could be made. The Nominating and Corporate Governance Committee will establish the criteria to be used in such evaluations.

IX.  Director Insurance, Indemnification and Exculpation

         The Company intends to, and the directors will be entitled to have the Company, purchase reasonable directors' and officers' liability insurance on behalf of the directors to the extent reasonably available. In addition, the directors will receive the benefits of indemnification provided by the Company's Certificate of Incorporation, By-laws and any indemnification agreements, as well as the provisions regarding absence of personal liability contained in the Company's Certificate of Incorporation.

                                                                       Exhibit C

                             Audit Committee Charter

         Purpose

         The Committee is established by the Board of Directors primarily for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

         The Committee is responsible for assisting the Board's oversight of (1) the quality and integrity of the Company's financial statements and related disclosure, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditor and (4) the Company's compliance with legal and regulatory requirements.

         Composition

                  1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

                  2. Qualifications. The Board shall make a good faith determination that each member of the Committee meets all applicable independence, financial literacy and other requirements of law and the New York Stock Exchange. At least one member shall be a financial expert as defined by the Securities and Exchange Commission.

                           No member of the Committee shall receive directly or indirectly any compensation from the Company other than his or her Directors' fees and benefits.

                  3. Chair. The Chair of the Committee shall be appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

                  4. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

Operations

                  1. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least four times per year. The Committee shall meet separately, periodically, with management, the internal auditors and the independent auditor. The Committee shall keep minutes of its meetings.

                  2. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

                  3. Report to Board. The Committee shall report regularly to the entire Board.

                  4. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the entire Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter on a periodic basis and recommend any changes to the Board.

Authority and Duties

Independent Auditor's Qualifications and Independence
-----------------------------------------------------

                  1. The Committee shall be directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee. The Committee may consult with management or other Directors, but shall not delegate these responsibilities.

                  2. The Committee shall have the sole authority to preapprove any non-audit services to be provided by the independent auditor. The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditor.

                  3. The Committee shall obtain and review with the lead audit partner and a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and (to assess the independent auditor's independence) all relationships between the independent auditor and the Company. The Committee shall, in addition to assuring the regular rotation of the lead (or coordinating) audit partner and the audit partner responsible for reviewing the audit, consider whether there should be regular rotation of the audit firm.

                  4. The Committee shall review the experience, qualifications and performance of the senior members of the independent auditor team.

                  5. The Committee shall set clear hiring policies for any employee or former employee of the independent auditor who was a member of the Company's audit team.

Financial Statements and Related Disclosure
-------------------------------------------

                  6. The Committee shall review the annual audited financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of the Company's Form 10-K and recommend to the Board of Directors whether the audited financial statements should be included in the Company's Form 10-K.

                  7. The Committee shall review the quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of the Company's Form 10-Q, including the results of the independent auditors' review of the quarterly financial statements.

                  8. The Committee shall review generally with management earnings press releases and the nature of the financial information and earnings guidance provided to analysts and rating agencies.

                  9. The Committee shall review with the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and
                ` the treatment preferred by the independent auditor, and (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall review with the independent auditor any audit problems or difficulties and management's response, and any significant disagreements with management.

                  10. The Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Performance of the Internal Audit Function and Independent Auditors
-------------------------------------------------------------------

                  11. The Committee shall review with management, the internal auditor and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function's organization, responsibilities, plans, results, budget and staffing. In addition, management shall consult with the Committee on the appointment, replacement, reassignment or dismissal of the principal internal auditor. The Committee shall review with management, the internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company's internal controls and any significant deficiencies or material weaknesses in internal controls.

                  12. The Committee shall review the Company's policies with respect to risk assessment and risk management.

Compliance with Legal and Regulatory Requirements
-------------------------------------------------

                  13. The Committee shall review with management, and any internal or external counsel as the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

                  14. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

         The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee as it deems appropriate. The Committee shall be given the resources and assistance necessary to discharge its oversight role, including appropriate funding, as determined by the Committee, and full access to all Company books, records, facilities and personnel. The Committee may retain counsel, auditors or other advisors, in its sole discretion.

Clarification of Audit Committee's Role

         The Committee's responsibility is primarily one of oversight. It is the responsibility of the Company's management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company's independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

                                                                       Exhibit D

                         Compensation Committee Charter
Purpose

         The Compensation Committee (the "Committee") discharges the responsibilities of the Board of Directors relating to all compensation, including equity compensation, of Company executives. The Committee has overall responsibility for evaluating and overseeing compensation policies and programs for executive officers, including compensation under the Company's equity incentive plans.

Composition

          1. Members. The Committee shall consist of as many members as the Board shall determine, but in any event not fewer than three members. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

          2. Qualifications. The Board shall make a good faith determination that each member of the Committee (i) meets all applicable independence requirements of the New York Stock Exchange ("Independence Requirements"), (ii) is a "non-employee director" within the meaning of the rules promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16"), and (iii) is an "outside director" for purposes of the regulations promulgated under
                  Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").

          3. Chair. The Chair of the Committee shall be appointed by the Board.

          4. Removal and Replacement. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Nominating and Corporate Governance Committee. In addition, membership on the Committee shall automatically end at such time as the Board determines that a member (i) ceases to meet the independence requirements of the New York Stock Exchange,
                  (ii) ceases to be a "non-employee director" for purposes of
                  Section 16, or (iii) ceases to be an outside director for purposes of Section 162(m).

Operations

         1. Meetings. The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least annually.

         2. Agenda. The Chair of the Committee shall develop and set the Committee's agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

         3. Report to Board. The Committee shall report to the Board at the Board's next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.

          4. Self-Evaluation; Assessment of Charter. The Committee shall conduct an annual performance self-evaluation and shall report to the Board the results of the self-evaluation. The Committee shall assess the adequacy of this Charter on an annual basis and recommend any changes to the Board.

PURPOSE, AUTHORITY AND DUTIES

          1. The Committee shall approve and oversee the total compensation package for the Company's senior executive officers, including, without limitation, their base salaries, annual incentives, deferred compensation (including any mandatory deferral or any opportunity for voluntary deferral), stock options and other equity-based compensation, incentive compensation, supplemental and incidental benefits and perquisites. The Committee shall make all determinations and take any actions that are reasonably appropriate or necessary in the course of establishing the compensation of the Company's executives.

          2. The Committee shall review and approve corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer and President/Chief Operating Officer, evaluate their performance in light of those goals and objectives, and, either as a committee or, if directed by the Board, together with any or all members of the Board who satisfy the Independence Requirements (the "Independent Directors"), determine the compensation level of the Chief Executive Officer and President/Chief Operating Office based on this evaluation. The Committee and the Independent Directors may discuss the compensation of the Chief Executive Officer and the President/Chief Operating Officer with any member of the Board. In determining the long-term incentive component of the Chief Executive Officer's and the President/Chief Operating Officer's compensation, the Committee shall consider, without limitation, the Company's performance and relative shareholder return, the value of similar incentive awards to chief executive officers and chief operating officers at comparable companies, and the awards given to them in past years.

          4. The Committee shall review and approve the disclosure regarding compensation matters in the Company's annual proxy statement and shall produce an annual report on executive compensation as required by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement, or its annual report on Form 10-K, as applicable.

          5. The Committee has overall responsibility for evaluating and making recommendations to the Board regarding the Company's executive compensation philosophy, policies and programs for employees other than the Chief Executive Officer and President/Chief Operating Officer, including the Company's equity-based and incentive compensation plans.

          6. The Committee shall oversee the Company's policies on structuring compensation programs for executive officers to preserve tax deductibility and, as and when required, establish and certify the attainment of performance goals pursuant to Section 162(m).

          The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its duties. The Committee shall have the power to delegate its authority and duties to subcommittees, individual members of the Committee, other members of the Board or management, as it deems appropriate, in accordance with applicable laws and regulations.

          The Committee shall have the power to retain compensation consultants having special competence to assist the Committee in evaluating executive compensation. The Committee may also retain counsel, accountants or other advisors, as it deems appropriate. The Committee shall have the sole authority to retain and terminate the consultants or advisors and to review and approve the consultants' or advisors' fees and other retention terms.

                                                  Buckeye Technologies Inc.
                                                  Annual Meeting of Stockholders
                                                  Thursday, October 28, 2004
                                                  5:00 p.m. Central Time

                    THERE ARE THREE WAYS TO VOTE YOUR PROXY

INTERNET VOTING                          TELEPHONE VOTING                              VOTING BY MAIL
Visit the Internet voting website        This method of voting is available            Simply mark, sign and date your
at http://proxy.georgeson.com.           for residents of the U.S. and                 Proxy Card and return it in the
Enter the COMPANY NUMBER and             Canada. On a touch tone telephone,            postage-paid envelope. Any mailed
CONTROL NUMBER shown below and           call TOLL FREE 1-877-260-0388, 24             Proxy Card must be received prior
follow the instructions on your          hours a day, 7 days a week. You               to the vote at the meeting. If you
screen. You will incur only your         will be asked to enter ONLY the               are voting by telephone or the
usual Internet charges. Available        CONTROL NUMBER shown below. Have              Internet, please do not mail your
until 5:00 p.m. Eastern Time on          your Proxy Card ready, then follow            card.
Wednesday, October 27, 2004.             the prerecorded instructions. Your
                                         vote will be confirmed and cast as
                                         you directed. Available until 5:00
                                         p.m. Eastern Time on Wednesday,
                                         October 27, 2004.

                 --------------                                 --------------
                 COMPANY NUMBER                                 CONTROL NUMBER
                 --------------                                 --------------

                            PLEASE DETACH PROXY HERE

--------------------------------------------------------------------------------

      Please mark
[X]   votes as in
      this example.

ELECTION OF DIRECTORS                 FOR           WITHHELD
(terms expiring in 2007)              [ ]             [ ]
   Nominees: Robert E. Cannon
             Henry F. Frigon
             Samuel M. Mencoff

Exceptions:

________________________________________________
For all nominees except as noted above.



RATIFICATION OF APPOINTMENT OF          FOR         AGAINST         ABSTAIN
INDEPENDENT AUDITORS                    [ ]           [ ]             [ ]

Signed:___________________________________________

Signed:___________________________________________

Stockholder should sign here exactly as shown on the label affixed hereto. Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All Joint Owners should sign.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
PROMPTLY IN THE ENCLOSED ENVELOPE TO:

         Georgeson Shareholder
         Wall Street Station
         P.O. Box 1101
         New York, NY 10269-0666

                            PLEASE DETACH PROXY HERE

--------------------------------------------------------------------------------

                                     PROXY

                           Buckeye Technologies Inc.

                                 P.O. Box 80407
                              1001 Tillman Street
                         Memphis, Tennessee 38108-0407

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned appoints each of Sheila Jordan Cunningham and Kristopher J. Matula, or either of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Buckeye Technologies Inc. (the "Company") at the close of business on September 3, 2004, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 1001 Tillman Street, Memphis, Tennessee, on October 28, 2004, at 5:00 p.m., Central Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote in her or his discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

     THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE



                                     PROXY